Exhibit 99.1

Reynolds American Inc.

P.O. Box 2990

Winston-Salem, NC 27102-2990

Contact:	Investor Relations: Bob Bannon (336) 741-3359	Media: Jane Seccombe (336) 741-5068	RAI 2017-05

Proposed BAT acquisition of RAI clears U.S. antitrust hurdle

WINSTON-SALEM, N.C. – March 9, 2017 – Reynolds American Inc. (NYSE: RAI) and British American Tobacco p.l.c. (BAT) (LSE: BATS) announced today that the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 relating to BAT’s proposed acquisition of RAI has expired without a request for additional information by the U.S. Department of Justice or the Federal Trade Commission.

The expiration of the Act’s waiting period satisfies the transaction closing condition related to U.S. antitrust approval. The transaction still requires approval by RAI and BAT shareholders and regulatory clearance from Japan, and is subject to the satisfaction or waiver of the other closing conditions specified in the merger agreement.

Both companies continue to expect the transaction to close in the third quarter of 2017.

Web and Social Media Disclosure

RAI’s website, www.reynoldsamerican.com, is the primary source of publicly disclosed news, including our quarterly earnings, about RAI and its operating companies. RAI also uses Twitter to publicly disseminate company news via @RAI News. It is possible that the information we post could be deemed to be material information. We encourage investors and others to register at www.reynoldsamerican.com to receive alerts when news about the company has been posted, and to follow RAI on Twitter at @RAI News.

Forward-looking and Cautionary Statements

Statements included in this communication that are not historical in nature, including financial estimates and statements as to regulatory approvals and the expected timing, completion and effects of the proposed transaction, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. When used in this communication and in documents incorporated by reference, forward-looking statements include, without limitation, statements regarding the benefits of the proposed transaction, including future financial and operating results, financial forecasts or projections, the combined company’s plans, expectations, beliefs, intentions and future strategies, and other statements that are not historical facts, and other statements that are signified by the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “objective,” “outlook,” “plan,” “project,” “predict,” “possible,” “potential,” “could,” “should” and similar expressions. These statements regarding future events or the future performance or results of RAI and its subsidiaries or the combined company inherently are subject to a variety of risks, contingencies and other uncertainties that could cause actual results, performance or achievements to differ materially from those described in or implied by the forward-looking statements.

Among the risks, contingencies and uncertainties that could cause actual results to differ from those described in the forward-looking statements or could result in the failure of the proposed transaction to be consummated, or if consummated, could have an adverse effect on the results of operations, cash flows and financial position of RAI or the combined company, respectively, are the following: the failure to obtain necessary shareholder approvals for the proposed transaction; the failure to obtain necessary regulatory or other approvals for the proposed transaction, or if obtained, the possibility of being subjected to conditions that could reduce the expected synergies and other benefits of the proposed transaction, result in a material delay in, or the abandonment of, the proposed transaction or otherwise have an adverse effect on RAI or the combined company; the failure to satisfy required closing conditions or complete the proposed transaction in a timely manner or at all; the effect of restrictions placed on RAI’s and its subsidiaries’ business activities and the limitations put on RAI’s ability to pursue alternatives to the proposed transaction pursuant to the merger agreement; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the failure to realize projected synergies and other benefits from the proposed transaction; failure to promptly and effectively integrate RAI into BAT; the uncertainty of the value of the proposed transaction consideration that RAI shareholders will receive in the proposed transaction due to a fixed exchange ratio and a potential fluctuation in the market price of BAT common stock; the difference in rights provided to RAI shareholders under North Carolina law, the RAI articles of incorporation and the RAI bylaws, as compared to the rights RAI shareholders will obtain as BAT shareholders under the laws of England and Wales and BAT’s governing documents; the possibility of RAI’s and BAT’s directors and officers having interests in the proposed transaction that are different from, or in addition to, the interests of RAI shareholders generally; the effect of the announcement of the proposed transaction on the ability to retain and hire key personnel, maintain business relationships, and on operating results and businesses generally; the incurrence of significant pre- and post-transaction related costs in connection with the proposed transaction; evolving legal, regulatory and tax regimes; and the occurrence of any event giving rise to the right of a party to terminate the merger agreement. Discussions of additional risks, contingencies and uncertainties are contained in RAI’s filings with the U.S. Securities and Exchange Commission (the “SEC”).

Due to these risks, contingencies and other uncertainties, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Except as provided by federal securities laws, RAI is not under any obligation to, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise.

Additional Information

This communication may be deemed to be solicitation material in respect of the proposed transaction involving RAI and BAT. In connection with the proposed transaction, BAT will file with the SEC a registration statement on Form F-4 that will include the proxy statement of RAI that also constitutes a prospectus of BAT. RAI plans to mail the definitive proxy statement/prospectus to its shareholders in connection with the proposed transaction. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BAT, RAI, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and shareholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by RAI and BAT through the SEC’s website at http://www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by RAI, when available, by contacting RAI Investor Relations at

raiinvestorrelations@reynoldsamerican.com or by calling (336) 741-5165 or at RAI’s website at www.reynoldsamerican.com, and will be able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by BAT, when available, by contacting BAT Investor Relations at batir@bat.com or by calling +44 (0) 20 7845 1000 or at BAT’S website at www.bat.com.

RAI, BAT and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from RAI shareholders in respect of the proposed transaction that will be described in the proxy statement/prospectus. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies from RAI shareholders in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus when it is filed with the SEC. You may also obtain the documents that RAI files electronically from the SEC’s website at http://www.sec.gov. Information regarding RAI’s directors and executive officers is contained in RAI’s Annual Report on Form 10-K for the year ended December 31, 2016, and its Proxy Statement on Schedule 14A, dated March 23, 2016, as supplemented, which are filed with the SEC. Information regarding BAT’s directors and executive officers is contained in BAT’s Annual Reports, which may be obtained free of charge from BAT’s website at www.bat.com.

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities in any jurisdiction pursuant to the acquisition, the merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

ABOUT US

Reynolds American Inc. (NYSE: RAI) is the parent company of R.J. Reynolds Tobacco Company; Santa Fe Natural Tobacco Company, Inc.; American Snuff Company, LLC; Niconovum USA, Inc.; Niconovum AB; and R.J. Reynolds Vapor Company.

•	R.J. Reynolds Tobacco Company is the second-largest U.S. tobacco company. R.J. Reynolds’ brands include Newport, Camel and Pall Mall.

•	Santa Fe Natural Tobacco Company, Inc. manufactures and markets Natural American Spirit products in the United States.

•	American Snuff Company, LLC is the nation’s second-largest manufacturer of smokeless tobacco products. Its leading brands are Grizzly and Kodiak.

•	Niconovum USA, Inc. and Niconovum AB market innovative nicotine replacement therapy products in the United States and Sweden, respectively, under the ZONNIC brand name.

•	R.J. Reynolds Vapor Company is a marketer of digital vapor cigarettes, manufactured on its behalf by R.J. Reynolds, under the VUSE brand name in the United States.

Copies of RAI’s news releases, annual reports, SEC filings and other financial materials, including risk factors containing forward-looking information, are available at www.reynoldsamerican.com. To learn more about how Reynolds American and its operating companies are transforming the tobacco industry, visit Transforming Tobacco.

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